SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                --------------

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (date of earliest event reported): September 27, 2002


                         DILLARD ASSET FUNDING COMPANY
              (Exact Name of Registrant as Specified in Charter)

                                   Delaware
                (State or Other Jurisdiction of Incorporation)

                                   333-67855
                           (Commission File Number)

                                  88-0352714
                       (IRS Employer Identification No.)

                      c/o Chase Manhattan Bank USA, N.A.
                          500 Stanton Christiana Rd.
                                OPS4/3rd Floor
                            Newark, Delaware 19713
              (Address of Principal Executive Offices) (Zip Code)

                                (302) 575-5000
             (Registrants' Telephone Number, Including Area Code)


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Item 5.  Other Events.

          Series 2002-2. On September 25, 2002, the registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and proposed structure of $200,000,000 aggregate principal amount of Series 2002-2 Class A Fixed Rate Asset Backed Certificates of Dillard Credit Card Master Trust I. The form of Underwriting Agreement is attached hereto as Exhibit 1. The Series Term Sheet is attached hereto as
Exhibit 99.


Item 7.  Exhibits.

          1 Form of Underwriting Agreement, which incorporates the Form of Terms Agreement attached as Exhibit A thereto.

          99 Series Term Sheet dated September 25 2002, with respect to the proposed issuance of the Series
                   2002-2 Class A Fixed Rate Asset Backed Certificates of Dillard Credit Card Master Trust I.

                                  SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                            DILLARD ASSET FUNDING COMPANY

                                            By:   Administrator

                                            By:   /s/ James I. Freeman
                                                  ---------------------------
                                                  Name:  James I. Freeman
                                                  Title: Administrator



Dated:  September 27, 2002


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                                 EXHIBIT INDEX


Exhibit
Number       Title
-------      -----
1            Form of Underwriting Agreement which incorporates the Form of
             Terms Agreement as Exhibit A thereto.

99 Series Term Sheet dated September 25, 2002, with respect to the proposed issuance of the Series 2002-2 Class A Fixed Rate Asset Backed Certificates of Dillard Credit Card Master Trust I.